Exhibit 10.1

Execution Copy

16,250,000

RESOLUTE ENERGY CORPORATION

Common Stock

UNDERWRITING AGREEMENT

May 8, 2013

BARCLAYS CAPITAL INC.

BMO CAPITAL MARKETS CORP.,

CITIGROUP GLOBAL MARKETS INC.,

RAYMOND JAMES & ASSOCIATES, INC., and

WELLS FARGO SECURITIES, LLC

As Representatives of the several

    Underwriters named in Schedule I attached hereto,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Resolute Energy Corporation, a Delaware corporation (the “Company”) and certain stockholders of the Company named in Schedule II attached hereto (the “Selling Stockholders”), propose to sell an aggregate of 16,250,000 shares (the “Firm Stock”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Of the 16,250,000 shares of the Firm Stock, 13,250,000 are being sold by the Company and 3,000,000 are being sold by the Selling Stockholders. In addition, the Selling Stockholders propose to grant to the underwriters (the “Underwriters”) named in Schedule I attached to this agreement (this “Agreement”) an option to purchase up to 2,437,500 additional shares of the Common Stock on the terms set forth in Section 3 (the “Option Stock”). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock”. This Agreement is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters.

1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a) A shelf registration statement on Form S-3 (File No. 333-183738) relating to the Firm Stock to be sold by the Company (the “Shelf Registration Statement”) and a registration statement on Form S-3 (File No. 333- 167894) relating to the Firm Stock and Option Stock to be sold by the Selling Stockholders (the “Selling Stockholder Registration Statement”) have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. As used in this Agreement:

i. “Applicable Time” means 7:55 p.m. (New York City time) on May 8, 2013;

ii. “Blue Sky Application” means any Blue Sky application or other document prepared or executed by the Company or the Selling Stockholders, as applicable, (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction;

iii. “Credit Facility” means the Second Amended and Restated Credit Agreement, dated as of March 30, 2010, among the Company, certain Subsidiaries, Wells Fargo National Association, as Administrative Agent, and the other agents and lenders thereto (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated April 18, 2011, the Second Amendment to Second Amended and Restated Credit Agreement dated April 25, 2011, the Third Amendment to Second Amended and Restated Credit Agreement dated April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement dated December 7, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement dated December 27, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement dated March 22, 2013) and the Seventh Amendment to Second Amended and Restated Credit Agreement dated April 15, 2013;

iv. “Effective Date” means any date as of which any part of such registration statements relating to the Stock became, or are deemed to have become, effective under the Securities Act in accordance with the rules and regulations thereunder;

v. “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 433 under the Securities Act);

vi. “Marketing Materials” any materials or information provided to investors by, or with approval of, the Company or the Selling Stockholders, as applicable, in connection with the marketing of the offering of the Stock, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus;

vii. “Preliminary Prospectus” means any preliminary prospectus relating to the Stock included in such registration statements or filed with the Commission pursuant to Rule 424(b) under the Securities Act, including any preliminary prospectus supplement thereto relating to the Stock;

viii. “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule IV hereto and each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

ix. “Prospectus” means the final prospectus relating to the Stock, including any prospectus supplement thereto relating to the Stock, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

x. “Registration Statement” means, collectively, the various parts of the Shelf Registration Statement and the Selling Stockholder Registration Statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement and including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date.

xi. “Senior Notes” means the Company’s 8.5% senior notes due 2020.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) The Company was not at the earliest time that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Stock, is not on the date hereof and will not be on the applicable Delivery Date an “ineligible issuer” (as defined in Rule 405). The Company has been since the time of filing of the post-effective amendment to the Selling Stockholder Registration Statement on April 5, 2011, at the time of filing of the Shelf Registration Statement and continues to be eligible to use Form S-3 for the offering of the Stock.

(c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company (i) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(c) or (ii) by or on behalf of the Selling Stockholders, which information is specified in Section 2(g).

(e) The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company (i) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(c) or (ii) by or on behalf of the Selling Stockholders specifically for inclusion therein, which information is specified in Section 2(g).

(f) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus (to the extent not superseded or modified) did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company (i) through the

Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(c) or (ii) by or on behalf of the Selling Stockholders specifically for inclusion therein, which information is specified in Section 2(g).

(h) Each Issuer Free Writing Prospectus listed in Schedule V hereto, when taken together with the Pricing Disclosure Package, did not as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule V hereto in reliance upon and in conformity with written information furnished to the Company (i) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(c) or (ii) by or on behalf of the Selling Stockholders specifically for inclusion therein, which information is specified in Section 2(g).

(i) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and the rules and regulations thereunder. The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule VI hereto. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(j) Neither the Company nor any of its subsidiaries are, and after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus will be, an “investment company” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Investment Company Act”).

(k) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated in this Agreement).

(l) The Company has not taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

(m) Each of the Company and its subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction that requires such qualification.

(n) All the outstanding shares of capital stock or membership interests, as the case may be, of the Company and each subsidiary have been duly authorized and validly issued and, with respect to capital stock, are fully paid and nonassessable, and, except as otherwise set forth in the Pricing Disclosure Package and the Prospectus, all outstanding shares of capital stock or membership interests of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest, claim, lien or encumbrance.

(o) The statements under the heading Part I, Item 3 “Legal Proceedings” in the Company’s Annual Report for the year ended December 31, 2012 incorporated by reference in the Preliminary Prospectus and the Prospectus fairly summarize the matters therein described.

(p) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(q) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriters.

(r) None of the execution and delivery of this Agreement, the issuance and sale of the Stock or the performance of the obligations hereunder or thereunder will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws or comparable constituting documents of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of (ii) and (iii) for breaches or violations that would not, individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

(s) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Pricing Disclosure Package and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Summary Selected Consolidated Historical and Pro Forma Financial Data” in the Preliminary Prospectus and the Prospectus fairly present in all material respects, on the basis stated in the Preliminary Prospectus and the Prospectus, the information included or incorporated by reference therein; the pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus; the pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus comply as to form with the applicable accounting requirements of Regulation S-X; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

(t) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company or any of its subsidiaries, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(u) Each of the Company and its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(v) Neither the Company nor any of its subsidiaries is in violation or default of (i) any provision of its charter or bylaws or comparable constituting documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, as applicable, except in the case of (ii) and (iii), for such violations as would not reasonably be expected to have a Material Adverse Effect.

(w) KPMG LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Pricing Disclosure Package and the Prospectus, are independent public accountants with respect to the Company, as required by the Exchange Act and the rules and regulations thereunder and the rules and regulations of the Public Company Accounting Oversight Board.

(x) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Stock.

(y) The Company and each of its subsidiaries have filed all tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect and except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto)) and have paid all taxes required to be paid by them and any other assessment, fine, interest or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine, interest or penalty that is currently being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with GAAP or as would not, individually or in the aggregate, have a Material Adverse Effect and except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(z) No collective labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and neither the Company nor any of its subsidiaries is aware of any existing or imminent collective labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect and except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(aa) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except under the Credit Facility, the Senior Notes and except as described in or contemplated in the Pricing Disclosure Package or the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(bb) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance in all material respects with the terms of such policies and instruments; there are no material claims by the Company or its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(cc) The Company and its subsidiaries possess all material licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and neither the Company nor its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(dd) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s and its subsidiaries’ internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal control over financial reporting.

(ee) The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(ff) The Company and its subsidiaries are (i) in compliance with any and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice from any person of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto). Except as set forth in the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(gg) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (including in the risk factors set forth therein and exclusive of any amendment or supplement thereto).

(hh) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA, except for the payment of premiums to the Pension Benefit Guaranty Corporation.

(ii) The subsidiaries listed on Annex A attached hereto are the only “significant subsidiaries” of the Company (as defined in Rule 1-02 of Regulation S-X).

(jj) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or any of its subsidiaries, threatened.

(kk) None of the Company, any of its subsidiaries or, to the knowledge of the Company or any its subsidiaries, any director, officer, agent, employee or Affiliate of the Company or any its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Stock hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll) There is and has been no failure on the part of the Company and the Company’s directors or officers, in their capacities as such, to materially comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(mm) The Company and its subsidiaries do not currently have any operations, or conduct any business, outside of the United States; and neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or any of its subsidiaries, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA.

(nn) To the knowledge of the Company and its subsidiaries, the statements in the Preliminary Prospectus and the Prospectus under the heading “Material U.S. Federal Income Tax Considerations” insofar as they purport to constitute summaries of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of such matters in all material respects.

(oo) Netherland, Sewell & Associates, Inc. who have delivered their report with respect to substantially all of the Company’s oil and natural gas reserves at December 31, 2012, was, as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.

(pp) The information underlying the estimates of reserves of the Company included in the Pricing Disclosure Package and Prospectus, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies, CO2 or personnel, the timing of third party operations, issues relating to gathering, processing, refining or transportation and other than as described in the Pricing Disclosure Package and the Prospectus, the Company is not aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described in the Pricing Disclosure Package and the Prospectus; estimates of such reserves and present values as described in the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(qq) The Company and its subsidiaries have valid, legal and defensible title to the interests in oil and gas properties underlying the estimates of the Company’s proved reserves described in the Pricing Disclosure Package and good and marketable title to all other real property and to all personal property described in the Pricing Disclosure Package and the Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects, except as (i) disclosed or contemplated in the Pricing Disclosure Package or Prospectus or (ii) do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or its subsidiaries; any real property and buildings held under lease or sublease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property by the Company or its subsidiaries; and the working interests derived from oil, gas and mineral leases or mineral interests which constitute a portion of the real property held or leased by the Company and its subsidiaries reflect in all material respects the right of the Company and its subsidiaries to explore, develop or produce hydrocarbons from such real property, and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices in the areas in which the Company and its subsidiaries operate for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons.

(rr) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will conform to the description thereof contained in the most recent Preliminary Prospectus, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.

(ss) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by KPMG LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(tt) There are no contracts or other documents required to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects.

(uu) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the most recent Preliminary Prospectus which is not so described.

(vv) The statistical and market-related data included in the most recent Preliminary Prospectus and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable in all material respects.

(ww) The statements set forth in the most recent Preliminary Prospectus under the captions “Description of Capital Stock,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(xx) Other than as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(yy) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock.

(zz) The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(aaa) The Stock has been approved for listing, subject to official notice of issuance, on, The New York Stock Exchange.

(bbb) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(l) or 6(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule VI hereto.

Any certificate signed by any officer of the Company or any of its subsidiaries, as the case may be, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Company and its subsidiaries, as to matters covered thereby, to each Underwriter.

2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally, and not jointly, represents, warrants and agrees that:

(a) Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Stock.

(b) Such Selling Stockholder has, and immediately prior to any Delivery Date on which such Selling Stockholder is selling shares of Stock hereunder, such Selling Stockholder will have, valid title to the shares of Stock to be sold by such Selling Stockholder hereunder on such Delivery Date or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims.

(c) Such Selling Stockholder has full limited partnership power and authority to enter into this Agreement.

(d) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(e) The sale of the Stock by such Selling Stockholder hereunder, the execution, delivery and performance of this Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on the ability of such Selling Stockholder to perform its obligations hereunder. (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of such Selling Stockholder or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder, except for such violations in subparagraph (iii) that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to perform its obligations hereunder.

(f) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder is required for the sale of the Stock by such Selling Stockholder, the execution, delivery and performance of this Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby, except for the registration of the Stock to be sold by it under this Agreement under the Securities Act, such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriters, and for such consents, approvals, authorizations, orders, filings, registrations or qualifications as the failure to obtain or make of which would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to perform its obligations under this Agreement.

(g) To the extent that any statement made in the Registration Statement or any amendment or supplement thereto is made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein (the “Selling Stockholder Information”), such statements made in the Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to the Selling Stockholder Information; provided that each of the Company and the Underwriters acknowledges and agrees that for all purposes of this Agreement, the only Selling Stockholder Information are the statements pertaining to the name and address of such Selling Stockholder and the number of shares owned and the number of shares proposed to be sold by such Selling Stockholder (but, for avoidance of doubt, excluding percentages) that appear in the table (and corresponding footnotes) under the heading “Selling Stockholders” in the Prospectus. To the extent that any statement made in the Prospectus or any amendment or supplement thereto is made in reliance upon and in conformity with the Selling Stockholder Information, such statements made in the Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to the Selling Stockholder Information.

(h) To the extent that any statement made in the Prospectus or any amendment or supplement thereto is made in reliance upon and in conformity with the Selling Stockholder Information, the documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to the Selling Stockholder Information.

(i) To the extent that any statement made in the Prospectus or any amendment or supplement thereto is made in reliance upon and in conformity with the Selling Stockholder Information, such statements made in the Pricing Disclosure Package, when taken together with each Issuer Free Writing Prospectus listed in Schedule V hereto, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to the Selling Stockholder Information.

(j) To the extent that any statement made in the Prospectus or any amendment or supplement thereto is made in reliance upon and in conformity with the Selling Stockholder Information, such statements made in the Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to the Selling Stockholder Information.

(k) Such Selling Stockholder is not prompted to sell shares of Stock pursuant to this Agreement by any material information concerning the Company, which is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l) Such Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the shares of the Stock.

(m) The sale of the Stock by any Selling Stockholder that is an affiliate of the Company does not, to the knowledge of such Selling Stockholder, violate any of the Company’s internal policies regarding the sale of stock by its affiliates.

Any certificate signed by any officer of any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

3. Purchase of the Stock by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 13,250,000 shares of the Firm Stock and each Selling Stockholder agrees to sell the number of shares of the Firm Stock set forth opposite its name in Schedule II hereto, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter’s name in Schedule I hereto. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Stockholder, that number of shares of the Firm Stock that represents the same proportion of the number of shares of the Firm Stock to be sold by the Company and by each Selling Stockholder as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule I hereto represents to the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

In addition, the Selling Stockholders grant to the Underwriters an option to purchase up to 2,437,500 additional shares of Option Stock. Such option is exercisable in the event that the Underwriters sell more shares of Common Stock than the number of Firm Stock in the offering and as set forth in Section 5 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of shares of Option Stock (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of shares of Option Stock to be sold on such Delivery Date as the number of shares of Firm Stock set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock.

The purchase price payable by the Underwriters for both the Firm Stock and any Option Stock is $7.68 per share.

The Company and the Selling Stockholders are not obligated to deliver any of the Firm Stock or Option Stock to be delivered on the applicable Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.

4. Offering of Stock by the Underwriters. Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions to be set forth in the Prospectus.

5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement among the Representatives, the Company and the Selling Stockholders. This date and time are sometimes referred to as the “Initial Delivery Date”. Delivery of the Firm Stock shall be made to the Representatives for the account of each Underwriter, against payment by the several Underwriters through the Representatives of the respective aggregate purchase price of the Firm Stock being sold by the Company and the Selling Stockholders to or upon the order of the Company and the Selling Stockholders, as applicable, to the Company and the Selling Stockholders of their respective portion of the aggregate purchase price by wire transfer in immediately available funds to the accounts specified by the Company and the Selling Stockholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Firm Stock through the facilities of DTC unless the Representatives shall otherwise instruct.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Stockholders by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the shares of Option Stock are delivered is sometimes referred to as an “Option Stock Delivery Date”, and the Initial Delivery Date and any Option Stock Delivery Date are sometimes each referred to as a “Delivery Date”.

Delivery of the Option Stock by the Selling Stockholders and payment for the Option Stock by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Selling Stockholders. On the Option Stock Delivery Date, the Selling Stockholders shall deliver, or cause to be delivered, the Option Stock to the Representatives, for the account of each Underwriter, against payment by the several Underwriters through the Representatives of the respective aggregate purchase price thereof to or upon the order of the Selling Stockholders by wire transfer in immediately available funds to the accounts specified by the Selling Stockholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Stockholders shall deliver the Option Stock through the facilities of DTC unless the Representatives shall otherwise instruct.

6. Further Agreements of the Company and the Underwriters. (a) The Company agrees:

(i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the

Registration Statement or the Prospectus prior to the last Delivery Date unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object unless the Company shall have determined based on the advice of counsel that such amendment, supplement or filing is required by law; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to timely file all reports and any definitive proxy, or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, or any notice from the Commission objecting to the use of the form of Registration Statement or any post-effective supplement thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii) To furnish promptly, upon request, to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Stock and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(iv) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission.

(v) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld or delayed; provided that the foregoing provision shall not apply if the Company shall have determined based on the advice of counsel that such amendment, supplement or filing is required by law.

(vi) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

(vii) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 405 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 440 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(ix) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of Canada and such other jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction; (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject; or (iv) be required to list its shares for trading on any exchange other than the NYSE.

(x) For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights not issued under one of those plans), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, and to cause each officer, director and stockholder of the Company set forth on Schedule III hereto to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A-1 hereto (the “Lock-Up Agreements”).

(xi) To apply the net proceeds from the sale of the Stock being sold by the Company substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds.”

(xii) The Company and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock.

(xiii) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Stock.

(b) Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information”, as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

7. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees severally, and not jointly,:

(a) During the Lock-Up Period, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares sold in private, unregistered block sales; provided that purchasers in such private sales shall agree in writing with the Underwriters to be bound by the terms of such Selling Stockholders Lock-Up Agreement), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (iii) make any demand for or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (iv) publicly disclose the intention to do any of the foregoing, except as required by applicable law, in each case without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters; and to cause such Selling Stockholder to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A-2 hereto (the “Selling Stockholders Lock-Up Agreements”).

(b) Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Stock;

(c) To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Internal Revenue Service Form W-8 (if such Selling Stockholder is a non-United States person) or Form W-9 (if such Selling Stockholder is a United States person), together with all required attachments to such form).

(d) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock.

(e) Such Selling Stockholder will do and perform all its agreements contained herein and satisfy all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

8. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Firm Stock to be sold by the Company and any stamp duties, transfer or other taxes payable in that connection, and the preparation and printing of certificates for the Stock; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (g) the listing of the Stock on the New York Stock Exchange; (h) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 6(a)(x) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, including in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Underwriters); (k) the investor presentations on any “road show”, undertaken in connection with the marketing of the Stock, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show; and (l) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders pursuant to this Agreement. If the closing of this offering occurs, the Underwriters agree to reimburse the Company for all expenses, costs and fees paid or to be paid by the Company pursuant to the preceding sentence, with such expenses, costs and fees as are reasonably estimated by the Company to be paid by the Underwriters at closing and any remaining amounts following closing to be paid to the Company upon demand to the Representatives. Except as provided in Section 13, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on resale of the Stock by them and the expenses of advertising any offering of the Stock made by the Underwriters.

9. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase the Stock shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein at the Applicable Time and each Delivery Date, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) The Company shall have requested and caused Davis Graham & Stubbs LLP, counsel for the Company, to furnish to the Representatives its opinion, dated as of the applicable Delivery Date and addressed to the Representatives, to the effect that:

(i) Each of the Company and the subsidiaries listed on Annex A attached hereto (individually, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of the respective jurisdictions listed on Exhibit A to the opinion;

(ii) All the outstanding shares of capital stock or membership interests of the Company and each Subsidiary have been duly authorized and validly issued and with respect to the Company and the Subsidiaries that are corporations, are fully paid and nonassessable, and, except as otherwise set forth in the Pricing Disclosure Package and the Prospectus, all outstanding shares of capital stock or membership interests of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest known to such counsel that are perfected solely by filing under the Delaware Uniform Commercial Code.

(iii) The shares of Stock to be issued and sold by the Company to the Underwriters under the Agreement have been duly authorized and, upon payment and delivery in accordance with the Agreement, will be validly issued, fully paid and non-assessable and free of preemptive rights arising from the Certificate of Incorporation and Bylaws of the Company (the “Governing Documents”);

(iv) This Agreement has been duly authorized, executed and delivered by the Company;

(v) None of the execution and delivery of this Agreement, the issuance and sale of the Firm Stock to be sold by the Company, nor the performance of the obligations hereunder or thereunder by the Company will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or of any of its Subsidiaries pursuant to, (i) the Certificate of Incorporation or bylaws of the Company or the charter, bylaws or certificate of formation or operating agreement of any of its Subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject included on Annex B to this opinion; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any New York, Delaware, Colorado or U.S. federal court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its Subsidiaries or any of their respective properties, except, in the case of (ii) and (iii) above, for any such breach or violation that would not reasonably be expected to have a Material Adverse Effect and except with respect to the Credit Facility, on which we express no opinion;

(vi) No consent, approval, authorization, filing with or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries is required to be made by the Company or any of its subsidiaries under the federal laws of the United States of

America, the laws of the State of New York, the Delaware General Corporation Law, and the Delaware Limited Liability Company Act that in our experience normally would be applicable to general business entities for the transactions contemplated herein, in connection with the issuance of the Firm Stock by the Company and the consummation of the transactions contemplated by this Agreement except for (i) the filing by the Company of a Form 8-K to report the launch, pricing and completion of the transactions contemplated by the Agreement, (ii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under blue sky or securities laws of any jurisdiction in which the Stock are offered or sold in connection with the purchase and distribution of the Stock by the Underwriters; and (iii) such other approvals as have been obtained;

(vii) The Registration Statement is effective under the Securities Act, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission;

(viii) The Registration Statement, at May 8, 2013, and the Prospectus, as of its date, each appeared on their face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel expresses no view with respect to Regulation S-T or the financial statements, schedules, or other financial data or reserve data included in, incorporated by reference in or omitted from, the Registration Statement or the Prospectus. For purposes of this paragraph, such counsel may assume that the statements made in the Registration Statement and the Prospectus are correct and complete;

(ix) The statements made in each of the Preliminary Prospectus and the Prospectus under the caption “Description of Common Stock”, insofar as they purport to constitute summaries of the terms of the Common Stock (including the Stock), constitute accurate summaries of the terms of such Common Stock in all material respects;

(x) The statements made in each of the Preliminary Prospectus and the Prospectus under the caption “Underwriting” insofar as they purport to constitute a summary of the terms of this Agreement, constitute an accurate summary of the terms of such agreement in all material respects;

(xi) The statements made in each of the Preliminary Prospectus and the Prospectus under the caption “Material U.S. Federal Income Tax Considerations,” insofar as they purport to constitute summaries of (i) United Stated federal tax law and regulations or legal conclusions with respect thereto or (ii) the terms of statutes, rules or regulations, constitute accurate summaries of such matters in all material respects;

(xii) The Company is not, and after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus, will not be, an “investment company” as defined in the Investment Company Act; and

(xiii) To such counsel’s knowledge and except as described in the Pricing Disclosure Package and the Prospectus, to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party or of which its or their property is the subject, except in each case for such proceedings that would not singly or in the aggregate reasonably be expected to have a Material Adverse Effect.

In addition, Davis, Graham & Stubbs LLP shall state that, although such counsel has not independently verified, and is not passing on and does not pass on or assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, Pricing Disclosure Package or the Prospectus, no facts have come to the attention of such counsel that would cause it to believe that (i) the Registration Statement, as of the latest Effective Date, (ii) the Pricing Disclosure Package, as amended or supplemented at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial or reserve information contained therein, as to which such counsel need express no opinion), and (iii) the Prospectus, as of its date or as of the applicable Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements (including the notes thereto) and other financial and reserve information contained therein, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company, the State of New York or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the

Registration Statement Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus in this Section 9(d) include any amendment or supplement thereto on the applicable Delivery Date.

(e) The Representatives shall have received from Thompson & Knight LLP counsel for the Selling Stockholders, its written opinion addressed to the Underwriters and dated as of the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

(f) The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated as of the applicable Delivery Date and addressed to the Representatives, with respect to the issuance and sale of the Stock, the Pricing Disclosure Package, the Prospectus (as amended or supplemented on the applicable Delivery Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(g) The Company shall have furnished to the Representatives a certificate, signed by the Company’s (x) the Chairman of the Board or the President and (y) the principal financial or accounting officer, dated as of the applicable Delivery Date, to the effect that the signers of such certificate have carefully examined the Pricing Disclosure Package and the Prospectus and any supplements or amendments thereto, and this Agreement and that:

(i) the representations, warranties and agreements of the Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto;

(iii) they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and

(iv) since the date of the most recent financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(h) Each Selling Stockholder shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct on and as of such Delivery Date and that such Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(i) Each Selling Stockholder shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that such Selling Stockholder has examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, to its knowledge, (i) the Registration Statement, as of the Effective Date, (ii) the Prospectus, as of its date and on the applicable Delivery Date, and (iii) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, with respect to the Selling Stockholder Information.

(j) At the Applicable Time and as of the applicable Delivery Date, the Company shall have requested and caused KPMG LLP to furnish to the Representatives letters, dated respectively as of the Applicable Time and as of the applicable Delivery Date, confirming that they are a registered public accounting firm and independent accountants within the meaning of the Exchange Act and reasonably satisfactory in form and substance to the Representatives.

(k) Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto) and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 9; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Stock as contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(l) At the Applicable Time and the applicable Delivery Date, the Company shall have requested and caused Netherland, Sewell & Associates, Inc. to furnish to the Representatives letters, dated respectively as of the Applicable Time and as of the applicable Delivery Date, in form and substance satisfactory to the Representatives and confirming that they are independent petroleum engineers and covering certain matters relating to information about the reserves of the Company presented in the Pricing Disclosure Package and the Prospectus.

(m) The Stock shall be eligible for clearance and settlement through The Depository Trust Company.

(n) Subsequent to the Applicable Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined under Section 3(a)(62) of the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(o) The New York Stock Exchange shall have approved the Stock for listing, subject only to official notice of issuance.

(p) The Lock-Up Agreements between the Representatives and the officers, directors and stockholders of the Company set forth on Schedule III, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(q) Prior to the applicable Delivery Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 9 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the applicable Delivery Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 9 will be delivered at the office of counsel for the Underwriters, at Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas 77002, on the applicable Delivery Date.

10. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, each Selling Stockholder, and each of their respective directors, partners, officers, employees, Affiliates and agents of each Underwriter or Selling Stockholder and each person who controls any Underwriter or Selling Stockholder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and Marketing Materials, any Blue Sky Application or any other written information used by or on behalf of the Company in connection with the offer or sale of the Stock, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company. with respect to the Underwriters, by or on behalf of any Underwriter through the Representatives or, with respect to the Selling Stockholders, by or on behalf of the Selling Stockholders specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b) Each Selling Stockholders severally, and not jointly, shall indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information, (D) any Marketing Materials, (E) any Blue Sky Application or (F) any “free writing prospectus” (as defined in Rule 405 under the Securities Act) (any such free writing prospectus that was prepared by or on behalf of the Selling Stockholder or used or referred to by the Selling Stockholder in connection with the offering of the Stock in violation of Section 7(c) (being referred to as a “Selling Stockholder Free Writing Prospectus”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or any Selling Stockholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its affiliates, directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its affiliates, directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred or (iii) any breach of any representation or warranty of such Selling Stockholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby; provided, however, for purposes of subsections (i) and (ii) above, only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or any Selling Stockholder Free Writing Prospectus in reliance upon and in conformity with the Selling Stockholder Information furnished to the Company by such Selling Stockholder. The liability of such Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the shares of the Stock purchased under the Agreement received by such Selling Stockholder, as set forth in the table on the cover page of the Prospectus. The foregoing indemnity agreement is in addition to any liability that such Selling Stockholder may otherwise have to any Underwriter or any affiliate, director, officer, employee or controlling person of that Underwriter.

(c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder, their respective directors, officers, and each person, if any, who controls the Company or such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and each Selling Stockholder by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Preliminary Prospectus or the Prospectus (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledges that (i) the statements relating to concessions by the Underwriters in the fourth paragraph under the caption “Underwriting,” the statements relating to stabilization by the Underwriters appearing in the tenth and eleventh paragraphs under the caption “Underwriting,” and the statements set forth under the caption “Underwriting Agreement—Conflicts of Interest” in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Preliminary Prospectus and the Prospectus or in any amendment or supplement thereto.

(d) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(e) In the event that the indemnity provided in paragraph (a) or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholders and the Underwriters, severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company, the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and by the Underwriters on the other from the offering of the Stock; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the purchase discount or commission applicable to the Stock purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Selling Stockholders, on the one hand, or the Underwriters, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company and each Selling Stockholder within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company and the Selling Stockholders shall have the same rights to contribution as the Company and the Selling Stockholders, subject in each case to the applicable terms and conditions of this paragraph (e).

11. Defaulting Underwriters. If any one or more Underwriters shall fail to purchase and pay for any of the Stock agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Stock set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Stock set forth opposite the names of all the remaining Underwriters) the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Stock set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Stock, and if such nondefaulting Underwriters do not purchase all the Stock, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 11, the applicable Delivery Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

12. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholders prior to delivery of and payment for the Stock, if at any time prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange; (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Stock as contemplated in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

13. Reimbursement of Underwriters’ Expenses. If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because of any termination pursuant to Section 12 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Barclays Capital Inc. on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Stock.

14. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholders by such Underwriters’ investment banking divisions. The Company and the Selling Stockholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15. No Fiduciary Duty. The Company and the Selling Stockholders acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company, the Selling Stockholders and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Selling Stockholders, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; any duties and obligations that the Underwriters may have to the Company or the Selling Stockholders shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Selling Stockholders. The Company and the Selling Stockholders hereby waives any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

16. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to (i) Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Facsimile: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; (ii) BMO Capital Markets Corp., 3 Times Square, New York, New York 10036, Attention: Legal (Facsimile: (212) 702-1205) and Jonathan Hough (Facsimile: (713) 236-0696); (iii) Citigroup Global Markets Inc. General Counsel (Facsimile: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; (iv) Raymond James at 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: John Critchlow, (Facsimile: (727) 567-8247); and (v) Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention of Equity Syndicate (Facsimile: (212) 214-5918) (with such fax to be confirmed by telephone to (212) 214-6161);

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to (303) 623-3628 and confirmed to it at 1675 Broadway, Suite 1950, Denver, Colorado 80202, attention of the Legal Department; and

(c) if to any Selling Stockholders, shall be delivered or sent by mail or facsimile transmission to (i) such Selling Stockholder at the address set forth on Schedule II hereto, (ii) Natural Gas Partners, 125 E. John Carpenter Freeway, Suite 600, Irving, Texas 75062, Attention: Christopher Ray (Facsimile: (972) 432-1441) and (iii) Thompson & Knight LLP, 1722 Routh Street, Suite 1500, Dallas, Texas 75201, Attention: Wesley P. Williams (Facsimile: (214) 999-1567).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc. on behalf of the Representatives.

17. Persons Entitled to Benefit of Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 10 hereof and their respective successors, and, no other person will have any right or obligation hereunder. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18. Survival. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Stockholders or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company, the Selling Stockholders or any of the indemnified persons referred to in Section 10 hereof, and will survive delivery of and payment for the Stock. The provisions of Sections 10 and 12 hereof shall survive the termination or cancellation of this Agreement.

19. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close ,and (b) “affiliate” and “subsidiary” have the meaning set forth in Rule 405 under the Securities Act.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

21. Waiver of Jury Trial. The Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

RESOLUTE ENERGY CORPORATION

By:	/s/ Richard F. Betz
	Name:	Richard F. Betz
	Title:	Executive Vice President and Chief Operating Officer

NATURAL GAS PARTNERS VII, L.P.

By:	G.F.W. Energy VII, L.P., its general partner

By:	GFW VI, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
	Name:	Kenneth A. Hersh
	Title:	Authorized Member

NGP-VII INCOME CO-INVESTMENT OPPORTUNITIES, L.P.

By:	NGP Income Management L.L.C., its general partner

By:	/s/ Tony R. Weber
	Name:	Tony R. Weber
	Title:	President

[Signature page to the Underwriting Agreement]

Accepted:

BARCLAYS CAPITAL INC.

BMO CAPITAL MARKETS CORP.,

CITIGROUP GLOBAL MARKETS INC.,

RAYMOND JAMES & ASSOCIATES, INC., and

WELLS FARGO SECURITIES, LLC

For themselves and as Representatives

of the several Underwriters named

in Schedule I hereto

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Name: Victoria Hale
Title: Vice President

[Signature page to the Underwriting Agreement]

BMO CAPITAL MARKETS CORP.

By:	/s/ Tod Benton
Name: Tod Benton
Title: Managing Director

[Signature page to the Underwriting Agreement]

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ James Jackson
Name: James Jackson
Title: Vice President

[Signature page to the Underwriting Agreement]

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Howard W. House
Name: Howard W. House
Title: Managing Director

[Signature page to the Underwriting Agreement]

WELLS FARGO SECURITIES, LLC

By:	/s/ Elizabeth A. DiChiaro
Name: Elizabeth A. DiChiaro
Title: Managing Director

[Signature page to the Underwriting Agreement]

SCHEDULE I

Underwriters	Number of Shares of Firm Stock
Barclays Capital Inc.	6,500,000
BMO Capital Markets Corp.	1,503,125
Citigroup Global Markets Inc.	1,503,125
Raymond James & Associates, Inc.	1,503,125
Wells Fargo Securities, LLC	1,503,125
Capital One Southcoast Inc.	1,218,750
Johnson Rice & Company L.L.C.	1,218,750
Global Hunter Securities, LLC	260,000
Scotia Capital (USA) Inc.	260,000
Ladenburg Thalmann & Co. Inc.	260,000
SunTrust Robinson Humphrey, Inc.	260,000
Wunderlich Securities, Inc.	260,000

Total	16,250,000

SCHEDULE II

Name and Address of Selling Stockholder	Number of Shares of Firm Stock	Number of Shares of Option Stock
Natural Gas Partners VII, L.P. 125 East John Carpenter Freeway, Suite 600 Irving, TX 75062	2,867,625	2,329,946
NGP-VII Income Co-Investment Opportunities, L.P. 125 East John Carpenter Freeway, Suite 600 Irving, TX 75062	132,375	107,554

Total	3,000,000	2,437,500

SCHEDULE III

PERSONS DELIVERING LOCK-UP AGREEMENTS

Resolute Energy Corporation

Richard F. Betz

Richard L. Covington

William H. Cunningham

James E. Duffy

Theodore Gazulis

Thomas O. Hicks, Jr.

James M. Piccone

Robert M. Swartz

Michael N. Stefanoudakis

Nicholas J. Sutton

Selling Stockholders

Natural Gas Partners VII, L.P.

NGP-VII Income Co-Investment Opportunities, L.P.

SCHEDULE IV

INFORMATION INCLUDED IN THE PRICING DISCLOSURE PACKAGE

1. Public offering price: $8.00

2. Number of shares of Common Stock offered to the public: 16,250,000

SCHEDULE V

ISSUER FREE WRITING PROSPECTUSES – ROAD SHOW MATERIALS

None.

SCHEDULE VI

ISSUER FREE WRITING PROSPECTUS

None.

EXHIBIT A-1

LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.

As Representative of the several

Underwriters named in Schedule I,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Common Stock, par value $0.0001 per share (the “Common Stock”), of Resolute Energy Corporation, a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission, and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60 day after the date of the Prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in the open market after the completion of the offering, (b) bona fide gifts of shares of Common Stock in an aggregate amount not exceeding 25,000 shares of Common Stock, (c) sales or other dispositions of shares of any class of the Company’s capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any transfer

Exhibit A-1-1

pursuant to this clause (c) that (i) the transferee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee were a party hereto, and (ii) the undersigned notifies Barclays Capital Inc. at least two business days prior to the proposed transfer or disposition; (d) the exercise of warrants or the exercise of stock options or the vesting of other outstanding equity awards granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise or conversion, and (e) the transfer of shares of Common Stock to the Company in satisfaction or payment of any exercise price or to satisfy any tax withholding obligations with respect to equity awards granted under any existing employee benefit plan of the Company.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company, the Selling Stockholders and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholders and the Underwriters.

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Stock to the Underwriters or (2)             , 2013, in the event that the Underwriting Agreement has not been executed by that date.

[Signature page follows]

Exhibit A-1-2

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

Exhibit A-1-3

EXHIBIT A-2

SELLING STOCKHOLDER LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.

As Representative of the several

Underwriters named in Schedule I,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Common Stock, par value $0.0001 per share (the “Common Stock”), of Resolute Energy Corporation, a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60 day after the date of the Prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in the open market after the completion of the offering, (b) bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a

Exhibit A-2-1

partnership) or members (if a limited liability company); provided, that it shall be a condition to any transfer pursuant to this clause (b) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 60-day period referred to above, and (iii) the undersigned notifies Barclays Capital Inc. at least two business days prior to the proposed transfer or disposition, (c) the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise or conversion and (d) shares of Common Stock sold in one or more block trades by the selling stockholders in transactions exempt from the registration requirements of the Securities Act and which do not involve the payment by the selling stockholders of any remuneration, other than customary brokerage commissions for processing such sales, and/or customary fees associated with processing such sales, to a bank or broker-dealer; provided, that purchasers in such private sales shall agree in writing with the Underwriters to be bound by the terms of the Selling Stockholders Lock-Up Agreement.

In furtherance of the foregoing, the Selling Stockholder and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Selling Stockholder notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company, the Selling Stockholders and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholders and the Underwriters.

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Stock to the Underwriters or (2)             , 2013, in the event that the Underwriting Agreement has not been executed by that date.

[Signature page follows]

Exhibit A-2-2

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

Exhibit A-2-3

EXHIBIT B

FORM OF OPINION OF SELLING STOCKHOLDERS’ COUNSEL

(a) Each Selling Stockholder is a limited partnership that is validly existing and in good standing under the laws of the State of Delaware.

(b) Each Selling Stockholder has: (i) the limited partnership power to execute and deliver, and to perform its obligations under, the Underwriting Agreement; (ii) taken all limited partnership action necessary to authorize the execution and delivery of, and the performance of its obligations under, the Underwriting Agreement; and (iii) duly executed and delivered the Underwriting Agreement.

(c) The execution and delivery by each Selling Stockholder of the Underwriting Agreement do not, and the performance by each Selling Stockholder of its obligations thereunder will not: (i) violate its certificate of limited partnership or limited partnership agreement; (ii) breach or result in a default, or the creation of any lien on either Selling Stockholder Common Stock to be sold by such Selling Stockholder under, agreements or instruments, if any, listed in a schedule to such opinion (the “Applicable Contracts”) (except that such counsel need express no opinion with respect to financial covenants and other similar provisions in any Applicable Contract requiring financial calculations or determinations to ascertain compliance) or any order, writ, judgment, injunction, decree, determination or award, if any, listed in a schedule to such opinion; or (c) result in a violation by such Selling Stockholder of any Applicable Laws (as defined in such opinion) or the Delaware Revised Uniform Limited Partnership Act.

(d) No authorization, consent, approval or other action by, and no notice to or filing with, any United States federal, Delaware or New York governmental authority or regulatory body, or any third party that is a party to any Applicable Contract, is required under Applicable Laws or the Delaware Revised Uniform Limited Partnership Act for the due execution or delivery by either Selling Stockholder of, or for the performance by either Selling Stockholder of its obligations under, the Underwriting Agreement, except that such counsel need express no opinion with respect to authorizations, approvals, actions, notices and filings that may be required in connection with financial covenants and other similar provisions in any Applicable Contract requiring financial calculations or determinations to ascertain compliance.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent they deem necessary, on certificates of officers of the Selling Stockholders and public officials.

Such counsel shall state in its opinion letter that it has acted as special counsel to each Selling Stockholder in connection with the sale to the Underwriters by the Company and the Selling Stockholders of the shares of Common Stock to be sold by them pursuant to this Agreement.

Exhibit B-1

ANNEX A

SIGNIFICANT SUBSIDIARIES

Resolute Natural Resources Company, LLC

WYNR, LLC

BWNR, LLC

Resolute Wyoming, Inc.

Hicks Acquisition Company I, Inc.

Resolute Aneth, LLC

Resolute Northern Rockies, LLC

Resolute Natural Resources Southwest, LLC

Annex A-1